                                                                   Exhibit 28(b)


                                      FINANCIAL STATEMENTS


                                      THE TRW CANADA STOCK
                                      SAVINGS PLAN



                                      DECEMBER 31, 1994 AND 1993




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


--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------



To the Participants and the Board of Administration of THE TRW CANADA STOCK SAVINGS PLAN

We have audited the statements of financial condition of the TRW Stock Fund, Pooled Money Market Fund Employees Profit Sharing Plan, Pooled Balanced Fund Registered Retirement Savings Plan and Pooled Money Market Fund Registered Retirement Savings Plan [constituting THE TRW CANADA STOCK SAVINGS PLAN] as at December 31, 1994 and 1993 and the related statements of operations and changes in fund equity for these funds for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the several funds of THE TRW CANADA STOCK SAVINGS PLAN as at December 31, 1994 and 1993 and the results of their operations and the changes in fund equity for the years then ended in accordance with accounting principles generally accepted in Canada.




Hamilton, Canada,
March 17, 1995.
/s/ Ernst & Young
Chartered Accountants




[ERNST & YOUNG LOGO]

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--------------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN
TRW STOCK FUND


                       STATEMENTS OF FINANCIAL CONDITION

--------------------------------------------------------------------------------

As at December 31





                                                                       1994                  1993
                                                                         $                     $
---------------------------------------------------------------------------------------------------
                                                                    [expressed in Canadian dollars]

ASSETS
Cash                                                                   56,984                30,438
Receivable from TRW Canada Limited                                      9,608                22,789
Investments at quoted market value
 TRW Inc. common stock
   8,018 shares [cost $736,255] in 1994 and
   9,190 shares [cost $713,962] in 1993                               741,825               841,140
---------------------------------------------------------------------------------------------------
                                                                      808,417               894,367
===================================================================================================
LIABILITIES AND FUND EQUITY
LIABILITIES
Withdrawals, terminations and short term distributions                664,220               747,502
Fund equity [including net unrealized appreciation of investments]    144,197               146,865
---------------------------------------------------------------------------------------------------
                                                                      808,417               894,367
===================================================================================================

NUMBER OF SHARES OUTSTANDING AT DECEMBER 31                             8,018                 9,190
===================================================================================================
FUND EQUITY PER SHARE AT DECEMBER 31                                  17.9842               15.9810
===================================================================================================

See accompanying notes




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THE TRW CANADA STOCK SAVINGS PLAN
TRW STOCK FUND


              STATEMENTS OF OPERATIONS AND CHANGES IN FUND EQUITY

--------------------------------------------------------------------------------

Years ended December 31




                                                                    1994                      1993
                                                                      $                         $
----------------------------------------------------------------------------------------------------
                                                                    [expressed in Canadian dollars]

INVESTMENT INCOME
Dividends on TRW Inc. common stock                                  10,458                    11,579
Interest                                                               159                       275
----------------------------------------------------------------------------------------------------
                                                                    10,617                    11,854
----------------------------------------------------------------------------------------------------
CONTRIBUTIONS
Participants                                                       387,848                   371,565
TRW Canada Limited
 50% of total participants' contributions to all funds             370,938                   381,419
----------------------------------------------------------------------------------------------------
                                                                   758,786                   752,984
----------------------------------------------------------------------------------------------------
Net realized gain on transfer
 of investments to participants [note 4]                           116,865                   132,939
Unrealized depreciation of investments [note 4]                   (121,608)                  (21,021)
----------------------------------------------------------------------------------------------------
                                                                    (4,743)                  111,918
----------------------------------------------------------------------------------------------------
                                                                   764,660                   876,756
----------------------------------------------------------------------------------------------------
Less withdrawals and terminations in respect
 of the current year
 Paid
   Cash                                                              4,025                     3,111
   TRW Inc. common stock
    1,048 shares in 1994; 1,725 shares in 1993                      99,083                   140,595
----------------------------------------------------------------------------------------------------
                                                                   103,108                   143,706
----------------------------------------------------------------------------------------------------
 Payable
   Cash                                                             17,330                    18,026
   TRW Inc. common stock
    6,992 shares in 1994; 7,970 shares in 1993                     646,890                   729,476
----------------------------------------------------------------------------------------------------
                                                                   664,220                   747,502
----------------------------------------------------------------------------------------------------
                                                                   767,328                   891,208
----------------------------------------------------------------------------------------------------

DECREASE IN FUND EQUITY                                            (2,668)                  (14,452)
Fund equity at January 1                                           146,865                   161,317
----------------------------------------------------------------------------------------------------
FUND EQUITY AT DECEMBER 31                                         144,197                   146,865
====================================================================================================

See accompanying notes





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THE TRW CANADA STOCK SAVINGS PLAN
POOLED MONEY MARKET FUND EMPLOYEES PROFIT SHARING PLAN


                       STATEMENTS OF FINANCIAL CONDITION

--------------------------------------------------------------------------------

As at December 31

                                                           1994        1993
                                                             $           $
------------------------------------------------------------------------------------
                                                    [expressed in Canadian dollars]

ASSETS
Cash                                                       13,100     12,082
Receivable from TRW Canada Limited                          2,339      4,322
Interest receivable                                         1,132        982
Investment at market value
 Royal Trust Company Classified Money Market Fund
   19,967 units [cost $199,667] in 1994 and
   21,978 units [cost $219,775] in 1993                   199,667    219,775
----------------------------------------------------------------------------
                                                          216,238    237,161
============================================================================
LIABILITIES AND FUND EQUITY
LIABILITIES
Withdrawals, terminations and short term distributions    190,553    209,101
Fund equity                                                25,685     28,060
----------------------------------------------------------------------------
                                                          216,238    237,161
============================================================================
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31                2,568.5    2,806.0
============================================================================
FUND EQUITY PER UNIT AT DECEMBER 31                          10.0       10.0
============================================================================

See accompanying notes





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THE TRW CANADA STOCK SAVINGS PLAN
POOLED MONEY MARKET FUND EMPLOYEES PROFIT SHARING PLAN


             STATEMENTS OF OPERATIONS AND CHANGES IN FUND EQUITY

------------------------------------------------------------------------
Years ended December 31

                                             1994                 1993
                                               $                    $
------------------------------------------------------------------------
                                         [expressed in Canadian dollars]
INTEREST INCOME                               7,018                7,989

PARTICIPANTS' CONTRIBUTIONS                 208,002              233,107
------------------------------------------------------------------------
                                            215,020              241,096
------------------------------------------------------------------------
Less cash withdrawals and terminations
 Paid                                        26,842               51,580
 Payable                                    190,553              209,101
------------------------------------------------------------------------
                                            217,395              260,681
------------------------------------------------------------------------

DECREASE IN FUND EQUITY                      (2,375)             (19,585)
Fund equity at January 1                     28,060               47,645
------------------------------------------------------------------------
FUND EQUITY AT DECEMBER 31                   25,685               28,060
========================================================================

See accompanying notes





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THE TRW CANADA STOCK SAVINGS PLAN
POOLED BALANCED FUND REGISTERED RETIREMENT SAVINGS PLAN


                       STATEMENTS OF FINANCIAL CONDITION

--------------------------------------------------------------------------------

As at December 31

                                                                                   1994                1993
                                                                                     $                   $
------------------------------------------------------------------------------------------------------------
                                                                              [expressed in Canadian dollars]
ASSETS
Cash                                                                               4,258               4,810
Receivable from TRW Canada Limited                                                 1,942               3,761
Interest receivable                                                               10,095               7,915
Receivable from Pooled Money Market Fund Registered
 Retirement Savings Plan                                                             --                1,948
Investments at quoted market value
 Royal Trust Company Classified Balanced Fund
   16,966.3907 units [cost $201,864] in 1994 and
   14,200.6884 units [cost $164,198] in 1993                                     199,962             184,792
------------------------------------------------------------------------------------------------------------
                                                                                 216,257             203,226
============================================================================================================
LIABILITIES AND FUND EQUITY
LIABILITIES
Withdrawals, terminations and short term distributions                            17,478               3,807
Fund equity [including net unrealized appreciation of investments]               198,779             199,419
------------------------------------------------------------------------------------------------------------
                                                                                 216,257             203,226
============================================================================================================
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31                                   16,966.3907         14,200.6884
============================================================================================================
FUND EQUITY PER UNIT AT DECEMBER 31                                               11.716              14.043
============================================================================================================

See accompanying notes





[ERNST & YOUNG LOGO]
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--------------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN
POOLED BALANCED FUND REGISTERED RETIREMENT SAVINGS PLAN


              STATEMENTS OF OPERATIONS AND CHANGES IN FUND EQUITY

--------------------------------------------------------------------------------
Years ended December 31

                                                                                  1994                  1993
                                                                                    $                     $
--------------------------------------------------------------------------------------------------------------
                                                                               [expressed in Canadian dollars]
INCOME                                                                           19,205                 14,857
--------------------------------------------------------------------------------------------------------------

CONTRIBUTIONS
Participants' contributions                                                      90,583                 84,617
Transfer from Pooled Money Market Fund Registered
 Retirement Savings Plan                                                             --                  8,290
--------------------------------------------------------------------------------------------------------------
                                                                                 90,583                 92,907
--------------------------------------------------------------------------------------------------------------

Net realized gain on disposition of investments [note 4]                          2,140                    719
Unrealized appreciation (depreciation) of investments [note 4]                  (22,496)                17,870
--------------------------------------------------------------------------------------------------------------
                                                                                (20,356)                18,589
--------------------------------------------------------------------------------------------------------------
                                                                                 89,432                126,353
--------------------------------------------------------------------------------------------------------------
Less cash withdrawals and terminations
 Paid                                                                            72,594                 40,300
 Payable                                                                         17,478                  3,807
--------------------------------------------------------------------------------------------------------------
                                                                                 90,072                 44,107
--------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND EQUITY                                                 (640)                82,246
Fund equity at January 1                                                        199,419                117,173
--------------------------------------------------------------------------------------------------------------
FUND EQUITY AT DECEMBER 31                                                      198,779                199,419
==============================================================================================================

See accompanying notes





[ERNST & YOUNG LOGO]
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--------------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN
POOLED MONEY MARKET FUND REGISTERED RETIREMENT SAVINGS PLAN


                       STATEMENTS OF FINANCIAL CONDITION

--------------------------------------------------------------------------------
As at December 31

                                                                          1994                 1993
                                                                            $                    $
-----------------------------------------------------------------------------------------------------
                                                                      [expressed in Canadian dollars]
ASSETS
Cash                                                                      1,598                 3,284
Receivable from TRW Canada Limited                                        2,470                 3,672
Interest receivable                                                       1,192                   874
Investment at market value
 Royal Trust Company Classified Pooled Money Market Fund
   20,374.5 units [cost $203,745] in 1994 and 19,054.8 units
   [cost $190,548] in 1993                                              203,745               190,548
-----------------------------------------------------------------------------------------------------
                                                                        209,005               198,378
=====================================================================================================
LIABILITIES AND FUND EQUITY
LIABILITIES
Withdrawals, terminations and short term distributions                   14,282                 1,563
Payable to Pooled Balanced Fund Registered Retirement
 Savings Plan                                                               --                  1,948
Fund equity                                                             194,723               194,867
-----------------------------------------------------------------------------------------------------
                                                                        209,005               198,378
=====================================================================================================
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31                             19,472.3              19,486.7
=====================================================================================================
FUND EQUITY PER UNIT AT DECEMBER 31                                        10.0                  10.0
=====================================================================================================

See accompanying notes





[ERNST & YOUNG LOGO]
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THE TRW CANADA STOCK SAVINGS PLAN
POOLED MONEY MARKET FUND REGISTERED RETIREMENT SAVINGS PLAN


              STATEMENTS OF OPERATIONS AND CHANGES IN FUND EQUITY
--------------------------------------------------------------------------------
Years ended December 31

                                                                 1994         1993
                                                                   $            $
------------------------------------------------------------------------------------
                                                     [expressed in Canadian dollars]
INTEREST INCOME                                                  10,729       10,052

PARTICIPANTS' CONTRIBUTIONS                                      55,440       73,538
------------------------------------------------------------------------------------
                                                                 66,169       83,590
------------------------------------------------------------------------------------
Less cash withdrawals and terminations
 Paid
   Cash                                                          52,031       40,325
   Transfer to Pooled Balanced Fund Registered Retirement
    Savings Plan                                                    --         6,342
------------------------------------------------------------------------------------
                                                                 52,031       46,667
------------------------------------------------------------------------------------
 Payable
   Cash                                                          14,282        1,563
   Transfer to Pooled Balanced Fund Registered Retirement
    Savings Plan                                                    --         1,948
------------------------------------------------------------------------------------
                                                                 14,282        3,511
------------------------------------------------------------------------------------
                                                                 66,313       50,178
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND EQUITY                                 (144)      33,412
Fund equity at January 1                                        194,867      161,455
------------------------------------------------------------------------------------
FUND EQUITY AT DECEMBER 31                                      194,723      194,867
====================================================================================

See accompanying notes





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-----------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN



                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

December 31, 1994 and 1993





1. GENERAL PLAN PROVISIONS

The investment programs of the TRW Canada Stock Savings Plan [the "Plan"] are as follows:

PARTICIPANT CONTRIBUTIONS

Upon enrollment or re-enrollment, each participant directs that his contributions [computed in increments of one percent, from two per cent to six per cent of qualifying compensation] are to be invested in accordance with any of the following investment options:

[a] 100% in the TRW Stock Fund [the common stock of TRW Inc. in accordance with the trust agreement and the Plan].

[b] 100% in the Pooled Money Market Fund Employees Profit Sharing Plan. At present, the Trustee invests all of the Pooled Money Market Fund amounts in the Royal Trust Company, Classified Money Market Fund in accordance with the Trust agreement and the Plan.

[c] 100% in the Pooled Balanced Fund Registered Retirement Savings Plan. At present, the Trustee invests all of the Pooled Balanced Fund amounts in the Royal Trust Company, Classified Balanced Fund, in accordance with the Trust agreement and the Plan.

[d] 100% in the Pooled Money Market Fund Registered Retirement Savings Plan. At present, the Trustee invests all of the Pooled Money Market Fund amounts in the Royal Trust Company, Classified Pooled Money Market Fund in accordance with the Trust agreement and the Plan.

[e]          A combination of options [a] through [d] in multiples of 25%.

Such direction may be revised on 30 days prior notice, effective January 1 of any year.

TRW CANADA LIMITED CONTRIBUTIONS

TRW Canada Limited shall contribute to the plan for each month, out of current or accumulated earnings, an amount equal to 50% of participant contributions for such month. TRW Canada Limited contributions vest immediately.

All TRW Canada Limited contributions are invested in the TRW Stock Fund.

TRW Canada Limited does not charge a fee for administering the Plans.





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--------------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN



                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1994 and 1993





The number of participants in each Fund at December 31 is as follows:



---------------------------------------------------------------------------------------------------------
TRW Stock Fund                                                                      269               267
Pooled Money Market Fund Employees Profit Sharing Plan                              110               112
Pooled Balanced Fund Registered Retirement Savings Plan                              66                64
Pooled Money Market Fund Registered Retirement Savings Plan                          49                56

The total number of participants in the Plan is less than the sum of the number of participants shown above because many are participating in more than one Fund.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada, and are within the framework of the accounting policies summarized below.

GAIN AND LOSSES ON INVESTMENTS

The realized gain or loss on disposition or transfer of an investment is determined from the market value of the investment at the date of disposition or transfer and the average cost base of that specific pool of investments prior to the disposition or transfer.

Unrealized gains or losses are determined as the net effect of the change in appreciation/depreciation of the investments from January 1 to December 31, based on market values and the average cost base of each investment at those respective dates.

INCOME RECOGNITION

Dividends are recognized as earned.

Interest income is recognized as it is earned consistent with the accrual basis of accounting.





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--------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN



                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------

December 31, 1994 and 1993





3. INCOME TAXES

The Plan is exempt from Canadian federal income taxes under provisions of the Income Tax Act. Federal income tax consequences to the participants under the Plan are as provided in the Income Tax Act. TRW Canada Limited contributions are taxable to the participants as is the income and all post-1971 capital gains less post-1971 capital losses of the Plan, all of which are allocated to the participants by the Trustee during the year, whether or not such amounts are paid to the participants by the Trustee during the year. In some circumstances, the amounts taxable could exceed the amounts allocated. The amount of foreign non-business income tax paid on foreign source income by the trusts under the Plan for the year is allocated to and deemed to have been paid by the participants for Canadian federal income tax purposes. Participants who are non-resident taxpayers are subject to special rules depending on whether they have performed duties in Canada during the year and are subject to 15% withholding tax on amounts paid or credited to them under the Plan.

4. UNREALIZED AND REALIZED (LOSSES) GAINS

Investments are stated at their quoted market value. The net unrealized appreciation (depreciation) of investments included in fund equity is as follows:


                                      TRW             POOLED
                                      STOCK          BALANCED
                                      FUND             FUND
                                       $                $
-------------------------------------------------------------
BALANCE AT DECEMBER 31, 1992          148,199           2,724
Change for the year
 Market value                         (21,021)         17,870
-------------------------------------------------------------
BALANCE AT DECEMBER 31, 1993          127,178          20,594
Change for the year
 Market value                        (121,608)        (22,496)
-------------------------------------------------------------
BALANCE AT DECEMBER 31, 1994            5,570          (1,902)
==============================================================





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----------------------------------------------------------------------------
THE TRW CANADA STOCK SAVINGS PLAN



                         NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------

December 31, 1994 and 1993





The net realized gain on disposition of investments is summarized as follows:


                                   TRW STOCK FUND
                               ----------------------
                                1994            1993
                                 $               $
-----------------------------------------------------
AMOUNT REALIZED                837,779        884,176
Cost - average                 720,914        751,237
-----------------------------------------------------
NET REALIZED GAIN              116,865        132,939
=====================================================

                               POOLED BALANCED FUND
                              REGISTERED RETIREMENT
                                  SAVINGS PLAN
                              ----------------------
                                1994            1993
                                 $               $
----------------------------------------------------
AMOUNT REALIZED                 32,470        11,050
Cost - average                  30,330        10,331
----------------------------------------------------
NET REALIZED GAIN                2,140           719
====================================================

5. RELATED PARTY TRANSACTIONS

All expenses related to the TRW Canada Stock Savings Plan are paid by TRW Canada Limited.





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